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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): November 14, 2002

                                  TELLIUM, INC.

--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                   000-32743             22-3509099
--------------------------------     -------------       ----------------------
 (State or other jurisdiction of     (Commission          (I.R.S. Employer
         incorporation)               File Number)        Identification No.)

                                2 Crescent Place
                            Oceanport, NJ 07757-0901
                            ------------------------
                    (Address of principal executive offices)

                                 (732) 923-4100
                            -------------------------
              (Registrant's telephone number, including area code)


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ITEM 9. REGULATION FD DISCLOSURE

         On November 14, 2002, Tellium, Inc. filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 with the Securities and Exchange Commission. Accompanying such report were certifications of Tellium Inc.'s Chief Executive Officer, Harry J. Carr, and Chief Financial Officer, Michael J. Losch, pursuant to 18 U.S.C. ss. 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of each of these certifications is set forth below:

      Certification Of Chief Executive Officer And Chief Financial Officer
               pursuant to 18 U.S.C. ss. 1350 adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

I, Harry J. Carr, hereby certify pursuant to 18 U.S.C. ss. 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

          (i) The accompanying Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 fully complies with the requirements of
               Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

          (ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Tellium, Inc.

                                                    /s/ Harry J. Carr
                                                    ---------------------------
                                                    Harry J. Carr
                                                    Chief Executive Officer

I, Michael J. Losch, hereby certify pursuant to 18 U.S.C. ss. 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

          (i) The accompanying Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 fully complies with the requirements of
               Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

          (ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Tellium, Inc.

                                                    /s/ Michael J. Losch
                                                    -------------------------
                                                    Michael J. Losch
                                                    Chief Financial Officer

The foregoing certifications are being furnished solely pursuant to 18 U.S.C. ss. 1350 and are not being filed as part of this report or as a separate disclosure document.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 14, 2002                   Tellium, Inc.



                                        By:  /s/ Michael J. Losch
                                             --------------------------------
                                             Michael J. Losch
                                             Chief Financial Officer